SUPPLEMENTAL STOCK RESTRICTION AND

REGISTRATION RIGHTS AGREEMENT

This Supplemental Stock Restriction and Registration Rights Agreement (the "Supplemental Agreement") dated as of ________________, 2004, is made by and among Good Times Restaurants Inc., a Nevada corporation (the "Company"), and each of the parties set forth in the signature pages hereto (the "Investors").

RECITALS

WHEREAS, the Investors are parties to a Stock Restriction and Registration Rights Agreement dated ________________, 2004 (the "Initial Agreement") between them and the Company with respect to shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock") into which the shares of the Company's Series B Convertible Preferred Stock may be converted; and

WHEREAS, the Investors own an additional 929,292 shares of the Common Stock (the "Additional Common Stock"); and

WHEREAS, the Company and the Investors have agreed that the Company shall grant to the Investors certain registration rights with respect to the Additional Common Stock.

NOW, THEREFORE, the Company and the Investors agree as follows:

AGREEMENT

Additional Registration.  The Additional Common Stock and the Investors with respect to the Additional Common Stock shall be subject to all of the rights, procedures, restrictions, indemnifications, and other provisions  set forth in the Initial Agreement to the same extent as if the Additional Common Stock constituted Registrable Securities under the Initial Agreement.

Entire Agreement.  This Supplemental Agreement, together with the Initial Agreement, sets forth the entire understanding of the parties with respect to the subject matter hereof.

Binding Effect.  This Supplemental Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns (including permitted transferees of shares of Registrable Securities pursuant to the Initial Agreement).  Nothing in this Supplemental Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Supplemental Agreement.

Counterparts and Delivery of Signature Pages.  This Supplemental Agreement may be executed in any number of counterparts, and executed signature pages may be delivered by facsimile or email transmission.

IN WITNESS WHEREOF, this Supplemental Agreement has been duly executed on behalf of each of the parties hereto by their duly authorized representatives as of the date first above written.

THE COMPANY:

GOOD TIMES RESTAURANTS INC.,

a Nevada corporation

By:___________________________

Boyd E. Hoback,

President and Chief Executive Officer

INVESTORS:

_______________________________

Printed name:     ___________________

_______________________________

Printed name:____________________

_______________________________

Printed name:____________________

_______________________________

Printed name:____________________

_______________________________

Printed name:____________________